UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008

United Therapeutics Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26301	52-1984749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1110 Spring Street
Silver Spring, MD		20910
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:

(301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 30, 2008, United Therapeutics Corporation and its wholly-owned subsidiary, Lung Rx, Inc., issued a press release announcing the submission of a New Drug Application to the U.S. Food and Drug Administration for an inhaled formulation of treprostinil supported by the results of the TRIUMPH-1 Phase III clinical trial of inhaled treprostinil for the treatment of pulmonary arterial hypertension.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Exhibits

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated June 30, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: June 30, 2008	By:	/s/ Paul A. Mahon
		Name:	Paul A. Mahon
		Title:	General Counsel

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press release dated June 30, 2008